FIRST AMENDMENT
TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 29, 2013 (the “First Amendment Effective Date”) among GRAYBAR ELECTRIC COMPANY, INC., a New York corporation (the “Parent Borrower”), Graybar Canada Limited, a company duly formed by amalgamation under the Companies Act of the Province of Nova Scotia (the “Canadian Borrower”; together with the Parent Borrower, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A., as Domestic Administrative Agent, Domestic Swing Line Lender and Domestic L/C Issuer and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent, Canadian Swing Line Lender and Canadian L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, the Domestic Administrative Agent and the Canadian Administrative Agent are party to that certain Credit Agreement dated as of September 28, 2011 (as amended or modified from time to time, the “Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

WHEREAS, the Credit Parties and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

I.    AMENDMENTS TO CREDIT AGREEMENT.

Subject to the satisfaction of the conditions precedent set forth in Article II, Section 3 below, from and after the First Amendment Effective Date, the Credit Agreement is hereby amended in the following respects:

1.    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “CDOR Rate” to read as follows:

“CDOR Rate” means the rate per annum equal to the average of the annual yield rates applicable to Canadian Dollar banker's acceptances at or about 10:00 a.m. (Toronto, Ontario time) on the first day of such Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day) on the “CDOR Page” (or any display substituted therefor) of Reuters Monitor Money Rates Service (or such other page or commercially available source displaying Canadian interbank bid rates for Canadian Dollar bankers' acceptances as may be designated by the Administrative Agent from time to time) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period); and if such rates are not available on the Reuters Screen CDOR Page (or any such other display or page) on any particular day, then the CDOR Rate on that day shall be calculated as the rate applicable to Canadian Dollar denominated bankers' acceptances quoted by the Canadian Administrative Agent as of 10:00 a.m. Toronto, Ontario local time on such day (or if such day is not a Business Day, then as quoted by the Canadian Administrative Agent on the immediately preceding Business Day) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period).

2.    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Daily Floating Eurodollar Rate” to read as follows:

“Daily Floating Eurodollar Rate” means (A) with respect to any Swing Line Loan denominated in Dollars, for each day that it is a Daily Floating Eurodollar Rate Swing Line Loan, the rate per annum equal to BBA LIBOR as published by Reuters (or such other commercially available source providing quotations of BBA LIBOR as may be designated by the Domestic Administrative Agent from time to time) at approximately 11:00 a.m. (London time) determined two Business Days prior to such date for deposits in the relevant currency with a term equivalent to one (1) month; provided, that if such rate is not available at such time for any reason, then the “Daily Floating Eurodollar Rate” shall be the rate per annum determined by the Domestic Administrative Agent in accordance with its usual practice to be the rate at which deposits in U.S. Dollars in same day funds in the approximate amount of the Daily Floating Eurodollar Rate Swing Line Loan being made, continued or converted by the applicable Swing Line Lender and with a term equivalent to one (1) month would be offered by the Domestic Swing Line Lender's London Branch to major banks in the London interbank Eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior and (B) with respect to any Swing Line Loan denominated in Canadian Dollars, for each day that it is a Daily Floating Eurodollar Rate Swing Line Loan, the 1-month CDOR Rate.

3.    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Eurodollar Base Rate” to read as follows:

“Eurodollar Base Rate” means:

(a)    (i) for any Interest Period with respect to a Eurodollar Rate Loan denominated in Dollars, the rate per annum equal to (i) the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“BBA LIBOR”), as published by Reuters (or such other commercially available source providing quotations of BBA LIBOR as may be designated by the applicable Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such rate is not available at such time for any reason, the rate per annum determined by the applicable Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London or other interbank offshore market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; and

(ii)    for any Interest Period with respect to a Eurodollar Rate Loan denominated in Canadian Dollars, the rate per annum equal to the CDOR Rate; and

(b)    for any interest rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m. London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the applicable Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained with a term equal to one month would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination.

II.    MISCELLANEOUS

1.    Representations and Warranties. Each of the Credit Parties represents and warrants to the Lenders and each Administrative Agent as follows:

(i)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) or (y) by Debtor Relief Laws.

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by such Credit Party of this Amendment (except for those which have been obtained on or prior to the First Amendment Effective Date.

(iv)    The representations and warranties of the Credit Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

2.    Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

3.    Condition Precedent. This Amendment shall become effective upon receipt by the Domestic Administrative Agent of counterparts of this Amendment, duly executed by: an authorized officer of each Credit Party hereto, the Domestic Administrative Agent, the Canadian Administrative Agent, and the Required Lenders.

4.    Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic attachment (e.g., “.pdf” or “.tif” attachment) shall be effective as an original.

5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

6.    Binding Effect. This Amendment, the Credit Agreement as amended hereby and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof, and represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

7.    Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[Signature Pages Follow]

FIRST AMENDMENT TO CREDIT AGREEMENT
GRAYBAR ELECTRIC COMPANY, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT
GRAYBAR ELECTRIC COMPANY, INC.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

PARENT BORROWER:    GRAYBAR ELECTRIC COMPANY, INC.,
a New York corporation,
as a Borrower and as a Guarantor

By:    /s/ Randall R. Harwood
Name:    Randall R. Harwood

Title:    Senior VP and Chief Financial Officer

CANADIAN BORROWER:    GRAYBAR CANADA LIMITED,
a company duly formed by amalgamation
under the Companies Act of the Province of Nova Scotia

By:    /s/ Jon N. Reed
Name:    Jon N. Reed
Title:    Authorized Signer

DOMESTIC ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
                    as Domestic Administrative Agent

By:    /s/ Anthony W. Kell
Name:    _Anthony W. Kell_____
Title:    _Vice President_______________

CANADIAN ADMINISTRATIVE AGENT:

bank of america, n.a., acting through its Canada branch,
as Canadian Administrative Agent

By:    /s/ Medina Sales de Andrade
Name:    Medina Sales de Andrade

Title:    Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, Domestic L/C Issuer and Domestic Swing Line Lender

By:    /s/ David McCauley
Name:    David McCauley
Title:    Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada branch,
as Canadian L/C Issuer and Canadian     Swing Line Lender

By:     /s/ Medina Sales de Andrade
Name:    Medina Sales de Andrade
Title:    Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Suzanne Ergastolo
Name:    Suzanne Ergastalo
Title:    Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
as a Lender

By:    /s/ Michael N. Tam
Name:    Michael N. Tam
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Thomas S. Sherman
Name: Thomas S. Sherman
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By:    /s/ Baerbel Freudenthaler
Name:    Baerbel Freudenthaler
Title:    Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

COMMERCE BANK,
as a Lender

By:    /s/ Peter M. Ouchi
Name:    Peter M. Ouchi
Title:    Vice President

REGIONS BANK,
as a Lender

By:    /s/ John Holland
Name:    John Holland
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Siamak Saidi
Name:    Siamak Saidi
Title:    Director

FIFTH THIRD BANK,
as a Lender

By:
Name:
Title:

COMERICA BANK,
as a Lender

By:    /s/ Mark J. Leveille
Name:    Mark J. Leveille

Title:    Vice President

UMB BANK, N.A.,
as a Lender

By:
Name:
Title: